SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : NOVEMBER 24, 2003

                    COMMISSION FILE NO. 000-49628


                           TELEPLUS ENTERPRISES, INC.
                           --------------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




             Nevada                                      90-0045023
---------------------------------            -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)


            465 St. Jean, Suite 601, Montreal, Quebec, Canada H4N 2R6
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  514-344-0778
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)


                            HerbalOrganics.com, Inc.
                                7708-119A Street
                            Delta, B.C.,CanadaV4C6N6
                            ------------------------
                            (FORMER NAME AND ADDRESS)

Item  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On November 24, 2003, three entities that are not affiliated with the company purchased an aggregate of 750,000 restricted shares of common stock in consideration for $750,000. The company plans to use the proceeds from such investment for general working capital purposes.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

None.


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Teleplus  Enterprises,  Inc.


November  25,  2003

/s/ Marius  Silvasan
--------------------------------------
Marius  Silvasan
Chief  Executive  Officer